UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2025

RF ACQUISITION CORP II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42106	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Somerset, #05-07
Singapore, 238164

+65 6904 0766

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share and one right	RFAIU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	RFAI	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-twentieth of one ordinary share	RFAIR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2025, Tuan Lee Low was appointed to the board of directors (the “Board”) of RF Acquisition Corp II (the “Company”) as a Class I director with his initial term expiring at the Company’s 2028 annual meeting of stockholders. The Board has determined that Mr. Low is an independent director under the Nasdaq Stock Market Rules. Mr. Low entered into the Company’s standard indemnification agreement for directors. Mr. Low was also appointed as a member and chairman of the Audit Committee.

Tuan Lee Low is currently serving as an independent director and member of the audit committee, compensation committee, and chairman of the nominations committee for Binastra Corporation Berhad, a Malaysian publicly listed construction company since November 2021. Mr. Low has also been a managing partner and corporate consultant of Treo Capital Sdn Bhd, a strategic, financial, management advisory and investment holding firm since June 2023. Mr. Low previously served as a strategy and operation officer of Blissworld Industries Sdn Bhd, a real estate company, from January 2017 to October 2019. Tuan Lee Low also served as a director of commercial clients of Standard Chartered Bank (China) Co Ltd. since January 2008. Mr. Low is a distinguished professional with an over 20-year cross-border multifaceted career spanning mergers and acquisitions, business consultancy, business strategic planning, banking finance and treasury. Mr. Low received his Bachelor of Commerce from the University of Melbourne, and a diploma of business studies from the HELP Institute Malaysia.

None of our directors, including Mr. Low, receive any cash compensation for services rendered to us. There are no arrangements or understandings between Mr. Low and any other person pursuant to which he was selected to serve on the Board, and there are no relationships between Mr. Low and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RF ACQUISITION CORP II

	By:	/s/ Tse Meng Ng
	Name:	Tse Meng Ng
	Title:	Chief Executive Officer

Dated: May 7, 2025

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